AMENDED AND RESTATED
                          INTERCREDITOR AGREEMENT



            THIS AMENDED AND RESTATED INTERCREDITOR AGREEMENT
("Agreement") is entered into effective as of the 27th day of May, 1995 by FOOTHILL CAPITAL CORPORATION, a California corporation ("Foothill"), and WARNER-ELEKTRA ATLANTIC
CORPORATION, a New York corporation ("WEA"), with reference to the following facts:

                              R E C I T A L S

            A. Pursuant to that certain Amended and Restated Loan and Security Agreement, dated as of November 14, 1994, (the "Loan Agreement"), among LIVE HOME VIDEO INC., LIVE FILM AND MEDIAWORKS INC. (formerly known as International Video Productions Inc.),
LIVE ENTERTAINMENT INTERNATIONAL INC., LIVE AMERICA INC., and VESTRON INC. (collectively "Borrowers") and FOOTHILL, Foothill has extended certain credit to the Borrowers and their affiliates which extensions of credit and all other Obligations of Borrowers to Foothill, as such term is defined in the Loan Agreement, are secured by a first priority security interest in and to all of the presently owned and after acquired assets and property of the Borrowers and their affiliates (the "Collateral"). The outstanding principal amount of the Obligations shall not exceed $50,000,000 at any one time without the consent of WEA.

            B. WEA and LIVE HOME VIDEO INC., LIVE FILM AND MEDIAWORKS INC., LIVE AMERICA INC. AND VESTRON INC. (collectively "LIVE") have entered into that certain License and Distribution Agreement dated as of May 11, 1992, as amended on June 8, 1992, June 23, 1994, September 1, 1994 and May 27, 1995 (the "Distribution Agreement"), pursuant to which, among other things, WEA previously advanced $20,000,000 to LIVE, the outstanding balance of which was $1,111,111 as of April 30, 1995, and is concurrently herewith advancing an additional $10,000,000 to LIVE and may hereafter advance an additional $10,000,000 to LIVE in accordance with Paragraph 4(k) of the Distribution Agreement (jointly the "Advances"), which such Advances are chargeable against and being recouped by deduction in computing the "Net Proceeds" in determining royalty payments due LIVE, arising from WEA's sale of Videocassettes for Home Use and Interactive CDs embodying Company Product throughout the Territory and during the Term (as each is defined in the Distribution Agreement) and pursuant to that certain New Security Agreement dated as of April __, 1995, among LIVE and WEA (the "Security Agreement"), WEA has been granted a second priority security interest in the Collateral in which LIVE has an interest (the "WEA Collateral"). Capitalized terms not defined herein shall have the same meanings as in the Security Agreement.

            C. The parties recognize and agree that they will benefit from the transactions contemplated in the Distribution Agreement and in the Loan Agreement, and to that end, desire pursuant to this Agreement to agree on various matters relating to their respective security interests in the Collateral.

            NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the following is hereby agreed to by the parties:

            1. Acknowledgment and Consent. Foothill acknowledges that, pursuant to the Security Agreement, LIVE have granted to WEA, as security for repayment of the Advances and interest thereon, a second priority security interest in and to the WEA Collateral. Foothill hereby acknowledges and consents to LIVE entering into the Fourth Amendment to the Distribution Agreement and the Security Agreement and the grant by LIVE to WEA of a second priority security interest in and to the WEA Collateral.
WEA acknowledges that, pursuant to the Loan Agreement, the Borrowers and their affiliates have granted to Foothill, as security for payment of the Obligations (as defined in the Loan Agreement), a first priority security interest in and to the Collateral. WEA hereby acknowledges and consents to the Borrowers entering into the Loan Agreement and the foregoing grant by the Borrowers and their affiliates to Foothill of a first priority security interest in and to the Collateral.

            2.   Priority of Security Interest.

                 (a) Notwithstanding (i) any contrary provision of the Loan Agreement, (ii) any priority in time of creation, attachment or perfection of a security interest on, pledge of, or mortgage, lien or other encumbrance on the Collateral by either
WEA or Foothill, or (iii) any provision of, or filing or recording under, the Uniform Commercial Code of any state (the "UCC"), Title 15 or Title 17 of the United States Code or any applicable statute, rule or regulation of the United States, the states thereof, their counties, municipalities or other subdivisions, or any other applicable jurisdiction, WEA hereby agrees, that, in accordance with this Agreement, any security interest, pledge, mortgage, lien, charge or other encumbrance granted to Foothill in and to the Collateral in order to secure the repayment of the Obligations is and shall be superior and prior in right to any security interest, pledge, mortgage, lien, charge or other encumbrance of WEA, whether now existing or hereafter created, in and to any or all of the Collateral, regardless of the time WEA, Foothill or LIVE shall acquire rights to any of the Collateral. Notwithstanding the foregoing, WEA is not subordinating any security interest it may acquire at any time in LIVE's rights under the Distribution Agreement
(including, without limitation, to any contract rights and accounts receivable thereunder and proceeds in respect thereof) to the extent of monthly fees and costs (but not Advances and any applicable interest thereon) recoupable by or payable to WEA pursuant to the Distribution Agreement. Provided, however, that prior to receipt of notice by WEA from Foothill of the occurrence and continuance of an Event of Default, as such term is defined in the Loan Agreement, WEA may exercise its distribution and recoupment right as to Advances and any applicable interest thereon in respect of the Distribution Agreement and any other amounts secured by the WEA Collateral under the Security
Agreement and the Distribution Agreement.  If any Event of
Default for which WEA has received a notice in accordance with the preceding sentence shall no longer be continuing, whether by reason of a cure, waiver or otherwise, Foothill shall notify WEA thereof and WEA may again exercise its distribution and recoupment rights as provided in the preceding sentence. Except as expressly provided in this section, WEA hereby acknowledges, subject only to the terms and provisions of this Agreement, that Foothill has a first priority security interest in and to the Collateral and that WEA has a second priority security interest in the Collateral.

                 (b)  WEA absolutely, unconditionally and
irrevocably agrees that the subordination of WEA's security interest or other encumbrances, in and to the Collateral shall continue without termination until the complete satisfaction of the Obligations, and said subordination shall apply without limitation with respect to any security interest, charge, pledge, mortgage, lien or other encumbrance, heretofore or hereafter granted to Foothill in all or any part of the Collateral, whether now owned or hereafter acquired. WEA and Foothill each agrees that it will not contest the validity, perfection, priority or enforceability of the other's security interest in the Collateral and the WEA Collateral, respectively.

            3. Foreclosure by Foothill. As long as any of the Obligations remains outstanding, Foothill shall have the exclusive right to exercise and enforce all rights with respect to the Collateral for a period of one hundred eighty (180) days from the date WEA receives notice from Foothill of the occurrence and continuance of an Event of Default under the Loan Agreement. Thereafter WEA shall have the right to exercise and enforce its rights in the WEA Collateral, subject to Foothill's prior security interest. Foothill agrees to give WEA ten (10) days' written notice prior to exercising any right of foreclosure under the Loan Agreement or the Loan Documents, as such term is defined in the Loan Agreement. Any amount received by Foothill at the foreclosure sale in excess of the amount of the then owing Obligations shall be remitted to WEA so long as any of the Advances or applicable interest thereon remain outstanding. WEA shall not exercise any right of foreclosure with respect to the WEA Collateral as long as any of the Obligations to Foothill remains outstanding, and WEA hereby waives any right to compel Foothill to marshal any of the Collateral.

            4.   Action by Foothill.

                 (a) Notwithstanding any foreclosure by Foothill or any other enforcement action taken by Foothill against the Collateral, (including, without limitation, the exercise by Foothill of any right, power or remedy with respect to the Collateral under
Title 15 or Title 17 of the United States Code or the Uniform Commercial Code of any jurisdiction), Foothill shall permit WEA, to exercise its offset right as to fees and costs (but not Advances and applicable interest thereon) in respect of the WEA Collateral under the Distribution Agreement (provided that WEA is not in Default thereunder) and Foothill shall, in such event, to the extent possible under existing law, cause any purchaser of the Collateral to acknowledge the foregoing (and the continuing security interests of WEA in and to the WEA Collateral to secure such offset rights as to fees and costs (but not Advances and applicable interest thereon) under the Distribution Agreement) in writing. Foothill further agrees that so long as WEA is not in Default under the Distribution Agreement, Foothill will not interfere with or invoke or utilize any law that might prevent, cause a delay in, or impede the performance or enforcement of, any right of WEA under the Distribution Agreement. Nothing herein shall be deemed to preclude the exercise by Foothill of its rights as secured party at any time.

                 (b)  In the event of a bankruptcy of LIVE,
provided the Secured Obligations are not satisfied in full and WEA has not terminated the Distribution Agreement nor is in continuing Default (as defined thereunder), Foothill agrees that it will: (i) not seek or support the rejection of the Distribution Agreement; (ii) not vote in favor of a Chapter 11 plan which does not provide for the continuation of the Distribution Agreement for its term; and (iii) in the event the Distribution Agreement is rejected over WEA's objection and Foothill succeeds to all or any portion of the rights licensed to WEA under the Distribution Agreement, license all such rights to WEA on substantially the same terms provided in the Distribution Agreement for the remaining term specified therein.

            5. Bankruptcy Financing Issues. This Agreement shall continue in full force and effect after the filing of any petition by or against Borrowers, or any one of them, under the United States Bankruptcy Code and all converted or succeeding cases in respect thereof. All references herein to the Borrowers shall be deemed to apply to the Borrowers as debtors-in-possession and to a trustee for any of the Borrowers. If the Borrowers shall become subject to a proceeding under the Code, and if Foothill shall desire to permit the use of cash collateral or to provide post-petition financing to Borrowers under the Code, WEA agrees that: (a) adequate notice shall be deemed to have been provided for such post-petition financing if WEA receives notice thereof at least three (3) business days prior to the earlier of (1) any hearing on a request to approve such use of cash collateral or post-petition financing, or (2) the date of entry of an order approving the same; and (b) no objection will be raised by WEA to any such use of cash collateral or post-petition financing from Foothill on the grounds of a failure to provide adequate protection to WEA's junior security interest, provided that WEA is granted a comparable junior security interest in the post-petition WEA Collateral.

            6.   Release of the Collateral.      Upon LIVE's full
and complete satisfaction of the Secured Obligations, WEA's security interest in the WEA Collateral shall terminate and WEA will execute, promptly following its receipt from LIVE, UCC termination statements and/or a termination of mortgage of copyright with respect thereto. Pursuant to the Security Agreement, LIVE will pay all reasonable costs and expenses incident to the preparation, recordation and/or filing of any such termination instrument.

            7. Representations and Warranties. Foothill and WEA each represents and warrants as to itself that it has all necessary power and has taken all action necessary to make this Agreement, upon its execution, the valid, binding and enforceable obligation of each party.

            8. Modifications. No modification, amendment or waiver of any provisions of this Agreement shall in any way be effective unless the same shall be in writing and signed by all of the parties hereto.

            9. Further Assurances. Each of the parties hereto agrees to execute and deliver such further instruments and agreements and to take such further actions as the other party hereto may at any time or times reasonably request, including such documents as may be necessary under the UCC of any state, in order to carry out the provisions and intent of this Agreement.

            10. Notices. All notices, requests, demands or other communications hereunder shall be in writing and shall be deemed to have been duly given if telecopied and acknowledged by telecopy or delivered by messenger or courier delivery, or sent by U.S. mail postage prepaid, by certified or registered U.S.
mail as set forth below or at such other address as may be furnished in writing. WEA agrees to send Foothill and its counsel courtesy copies of all notices sent pursuant to the Security Agreement.

            If to WEA Corp.          WEA Corp.
                                111 North Hollywood Way
                                Burbank, California 91505
                                Attn:  John T. O'Connell
                                Telephone No.  (818) 840-6340
                                Telecopy No.   (818) 840-6212

            With a copy to:          Warner Music Group, Inc.
                                75 Rockefeller Plaza
                                New York, New York 10019
                                Attn:  Fred Wistow, Esq.
                                Telephone No.  (212) 484-6964
                                Telecopy No.   (212) 489-3342

            If to Foothill:          FOOTHILL CAPITAL CORPORATION
                                11111 Santa Monica Boulevard
                                Suite 1500
                                Los Angeles, California 90025-3333
                                Attn.:  Business Finance Division
Manager
                                Telephone No.  (310) 996-7000
                                Telecopy No.   (310) 478-9788

            11. Transferees, Successors and Assignees. All terms and provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective transferees, successors and assignees.

            12. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall constitute an original and all of which when taken together shall constitute one and the same instrument.

            13. Severability. Each provision of this Agreement shall be interpreted in such manner as to make such provision valid and enforceable under applicable law, but if any provisions hereof shall be or become prohibited or invalid under any applicable law, such provisions shall be ineffective to the extent of such prohibition or invalidity only, without thereby invalidating the remainder of such provision or any of the remaining provisions hereof.

            14. Headings; Interpretation. Paragraph or other headings contained in this Agreement are for reference purposes only and should not affect in any way the meaning or interpretation of this Agreement.

            15. Integration. This Agreement sets forth the entire agreement and understanding of the parties concerning the subject matter of this Agreement and supersedes all prior agreements, arrangements and understandings regarding such subject matter between the parties hereto and may not be modified except by written instrument signed by the parties hereto.

            16. Governing Law and Attorneys' Fees. This Agreement shall be governed by and construed in accordance with the laws of the State of California. The parties agree that any matter arising under this Agreement may be adjudicated in any court or courts of the State of California or of the United States of America, in California, and the parties hereby submit themselves generally and unconditionally to the jurisdiction of such courts in respect to any such matter and consent to service of process by any means authorized by California law. The prevailing part in any dispute, action or proceeding arising out of this Agreement shall be entitled to recover its reasonable attorneys' fees and costs and expenses incurred in such dispute, action or proceeding.

            IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first set forth above.


                           "Foothill"

                           FOOTHILL CAPITAL CORPORATION,
                           a California corporation


                           By_________________________________
                           Title:______________________________


                           "WEA"

                           WARNER-ELEKTRA ATLANTIC CORPORATION,
                           a New York corporation



                           By_________________________________
                           Title:______________________________



       Each Borrower hereby acknowledges this Agreement.

                           LIVE HOME VIDEO INC.,
                           a Delaware corporation


                           By_________________________________
                           Title:______________________________


                           LIVE FILM AND MEDIAWORKS INC.,
                           a California corporation


                           By_________________________________
                           Title:______________________________


                           LIVE ENTERTAINMENT INTERNATIONAL INC.,
                           a Delaware corporation


                           By_________________________________
                           Title:______________________________



                           LIVE AMERICA INC.,
                           a Delaware corporation


                           By_________________________________
                           Title:______________________________


                           VESTRON INC.,
                           a Delaware corporation

                           By_________________________________
                           Title:______________________________